AMERICAN
--------------            MOLD GUARD, INC.                       ---------------
   NUMBER                     Stop It Before It Starts(TM)           SHARES
   AM-0001
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               AMERICAN MOLD GUARD, INC.              CUSIP 02756R  10 2
                                            SEE REVERSE FOR CERTAIN RESTRICTIONS

             INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA


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THIS CERTIFIES THAT








IS THE OWNER OF
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      FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE OF

========================    AMERICAN MOLD GUARD, INC.   ========================

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                 FACSIMILE SEAL
                                 TO APPEAR HERE
    FACSIMILE SIGNATURE                                   FACSIMILE SIGNATURE

         SECRETARY                                              CHAIRMAN



   COUNTERSIGNED AND REGISTERED:
      U.S. STOCK TRANSFER CORPORATION
                TRANSFER AGENT AND REGISTRAR

   BY:


                        AUTHORIZED SIGNATURE

                            AMERICAN MOLD GUARD, INC.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common               UNIF GIFT MIN ACT- ______________________ Custodian ______________________
TEN ENT - as tenants by the entireties                                  (Cust)                            (Minor)
JT TEN  - as joint tenants with right                           under Uniform Gifts to Minors
          of survivorship and not as
          tenants in common                                     Act ___________________________________________________
                                                                                     (State)

                                             UNIF TRF MIN ACT- _______________________ Custodian (until age __________)
                                                                       (Cust)

                                                               ________________________________ under Uniform Transfers

                                                                                  (Minor)
                                                               to Minors Act __________________________________________
                                                                                             (State)

                       Additional abbreviations may also be used though not in the above list.

For Value received, _______________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                          Shares
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of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated                                         X
      ------------------------------------      --------------------------------

                                              X
                                                --------------------------------
                                        NOTICE: THE    SIGNATURE(S)    TO   THIS
                                                ASSIGNMENT  MUST CORRESPOND WITH
                                                THE NAME(S) AS WRITTEN  UPON THE
                                                FACE OF THE CERTIFICATE IN EVERY
                                                PARTICULAR WITHOUT ALTERATION OR
                                                ENLARGEMENT    OR   ANY   CHANGE
                                                WHATEVER.


SIGNATURES GUARANTEED:



By
   ------------------------------------------------------------
   THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.